AB Cap Fund, Inc.

AB Multi-Manager Select 2045 Fund

Portfolio of Investments

April 30, 2020 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 99.5%
Funds and Investment Trusts – 99.5%(a)
AB Discovery Growth Fund, Inc. - Class Z(b) (c)	181,986	$2,021,863
AB Global Bond Fund, Inc. - Class Z(b)	368,559	3,103,265
AB Global Real Estate Investment Fund II - Class I(b)	204,905	1,827,751
AB High Income Fund, Inc. - Class Z(b)	145,243	990,558
AB Relative Value Fund - Class Z(b)	993,786	4,730,421
AB Trust – AB Discovery Value Fund - Class Z(b)	187,039	2,654,088
AQR International Defensive Style Fund - Class R6	169,146	1,995,927
Boston Partners Long/Short Research Fund - Class INS	303,898	4,017,535
DFA Commodity Strategy Portfolio	262,608	1,126,589
Franklin Growth Fund - Class R6	25,310	2,702,604
iShares Core S&P 500 ETF	59,504	17,325,185
MFS Institutional International Equity Fund	201,939	4,767,768
MFS Value Fund - Class R5	36,522	1,361,557
Schwab US Dividend Equity ETF	53,037	2,686,324
T. Rowe Price Emerging Markets Stock Fund - Class I	51,621	2,001,345
T. Rowe Price International Funds - International Discovery Fund - Class I	22,147	1,366,662
Vanguard FTSE Developed Markets ETF	263,979	9,418,771
Vanguard FTSE Emerging Markets ETF	55,937	2,023,241
Vanguard Total Bond Market ETF	15,170	1,327,527

Total Investment Companies (cost $71,333,687)		67,448,981

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (b) (d) (cost $441,616)	441,616	441,616

Total Investments – 100.2% (cost $71,775,303)(e)		67,890,597
Other assets less liabilities – (0.2)%		(130,879)

Net Assets – 100.0%		$67,759,718

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day yield as of period end.
(e)

As of April 30, 2020, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $742,374 and gross unrealized depreciation of investments was $(4,627,080), resulting in net unrealized depreciation of $(3,884,706).

Glossary:

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2045 Fund

April 30, 2020 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Underlying Portfolios:	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$67,448,981	$—	$—	$67,448,981
Short-Term Investments	441,616	—	—	441,616

Total	$67,890,597	$—	$—	$67,890,597

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2020 is as follows:

							Distributions
Affiliated Issuer	Market Value 07/31/2019 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 4/30/2020 (000)	Dividend Income (000)	Realized Gains (000)
AB Discovery Growth Fund, Inc.	$2,290	$805	$845	$(114)	$(114)	$2,022	$148	$0
AB Discovery Value Fund	3,016	1,172	652	(143)	(739)	2,654	136	0
AB Global Bond Fund, Inc.	3,215	12,114	12,037	(177)	(12)	3,103	67	0
AB Global Real Estate Investment Fund II	2,217	1,349	1,248	(215)	(275)	1,828	183	0
AB High Income Fund, Inc.	0	970	0	0	21	991	5	0
AB Relative Value Fund	5,292	1,021	754	(49)	(780)	4,730	253	0
AB Unconstrained Bond Fund, Inc.	0	863	821	(42)	0	0	37	0
Government Money Market Portfolio	40	21,051	20,649	0	0	442	5	0
Total	$16,070	$39,345	$37,006	$(740)	$(1,899)	$15,770	$834	$0